ARK ETF TRUST

ARK Fintech Innovation ETF (ARKF)

Supplement dated April 18, 2024 to the Prospectus, Summary Prospectus and Statement of Additional Information for the ARK ETF Trust dated November 30, 2023, as supplemented.

This Supplement updates certain information contained in the Prospectus, Summary Prospectus and Statement of Additional Information with respect to the following series of the ARK ETF Trust: ARK Fintech Innovation ETF (the “Fund”). Copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information may be obtained without charge at http://ark-funds.com/investor-resources, by writing to the Trust or the Trust’s distributor, Foreside Fund Services, LLC (the “Distributor”), or by calling 855-406-1506.

Effective immediately, the Prospectus, Summary Prospectus and Statement of Additional Information are revised as follows:

●	The Annual Fund Operating Expenses table in the “Fund Fees and Expenses” Section of the Summary Prospectus and the “Summary Information – ARK Fintech Innovation ETF – Fund Fees and Expenses” section of the Prospectus is hereby deleted and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(a)	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(b)	0.00%
Total Annual Fund Operating Expenses	0.75%

(a)	“Management Fee” includes the advisory fee of a wholly-owned subsidiary of the Fund organized as an exempted company under the laws of the Cayman Islands (the “ARKF Subsidiary”). The Fund’s Adviser, ARK Investment Management LLC (the “Adviser”), has agreed to waive or credit a portion of the advisory fee in an amount equal to any net fees received by the Adviser with respect to other investments in which the ARKF Subsidiary invests.
(b)	Pursuant to a Supervision Agreement, the Adviser pays all other expenses of the Fund (other than acquired fund fees and expenses, taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses)).

●	The following is added after the fourth paragraph of the “Principal Investment Strategies” Section of the Summary Prospectus and the “Summary Information – ARK Fintech Innovation ETF – Principal Investment Strategies” section of the Prospectus:

The Fund may have exposure to cryptocurrency, such as bitcoin and Ether, indirectly through an investment in a grantor trust or in other pooled investment vehicles, such as exchange-traded funds. The Fund gains exposure to cryptocurrency through investments in the ARK Bitcoin ETF Holdco (ARKF), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “ARKF Subsidiary”). In order to comply with certain issuer diversification limits imposed by the Internal Revenue Code, the Fund may invest up to 25% of its total assets in the ARKF Subsidiary. The ARKF Subsidiary is advised by the Adviser, and has the same investment objective as the Fund. The ARKF Subsidiary may invest in pooled investment vehicles and exchange-traded products that invest in cryptocurrencies. Investments in the ARKF Subsidiary are intended to provide the Fund with exposure to cryptocurrency while meeting the federal tax requirements that apply to regulated investment companies, like the Fund. The Fund’s exposure to cryptocurrency may change over time and, accordingly, such exposure may not always be represented in the Fund’s portfolio.

●	The following is added to the “Principal Risks” section of the Summary Prospectus and the “Summary Information – ARK Fintech Innovation ETF – Principal Risks” section of the Prospectus:

Cryptocurrency Risk. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Cryptocurrency is an emerging asset class with a limited history. There are thousands of cryptocurrencies, the most well-known of which is bitcoin. Although the Fund does not directly invest in bitcoin or Ether, the Fund’s indirect investments in these digital assets are exposed to risks associated with the price of bitcoin or Ether, which is subject to numerous factors and risks. Investments in or exposure to cryptocurrencies, such as bitcoin or Ether, are subject to substantial risks, including significant price volatility and fraud and manipulation, which are generally more pronounced in the crypto asset market. The Fund may have exposure to cryptocurrencies, including bitcoin and Ether, indirectly through investments in other investment companies, including other ETFs.

Cryptocurrency generally operates without central authority (such as a bank) and is not backed by any government, corporation, or other entity. Cryptocurrency is not generally accepted as legal tender. Regulation of cryptocurrency is still developing. Federal, state and/or foreign governments may restrict the development, use, or exchange of cryptocurrency. As digital assets have grown in both popularity and market size, the U.S. Congress and a number of U.S. federal and state agencies have been examining the operations of digital asset networks, digital asset users and the digital asset trading market. Many of these state and federal agencies have brought enforcement actions and issued advisories and rules relating to digital asset markets. Ongoing and future regulatory actions with respect to digital assets generally or any single digital asset in particular may alter, perhaps to a materially adverse extent, the nature of an investment in the cryptocurrency and/or the ability of the Fund to continue to operate.

The market for bitcoin and Ether depends on, among other things: the supply and demand for bitcoin or Ether (and their respective futures); the adoption of bitcoin or Ether for commercial uses; the anticipated increase of investments in bitcoin- or Ether-related investment products by retail and institutional investors; speculative interest in spot cryptocurrencies, cryptocurrency futures, and cryptocurrency-related investment products; regulatory or other restrictions on investors’ ability to invest in cryptocurrency futures; and the potential ability to hedge against the price of a cryptocurrency with their respective futures (and vice versa). The market prices of bitcoin and Ether, for example have been subject to extreme fluctuations. The price of bitcoin or Ether could fall sharply (potentially to zero) for various reasons, including, but not limited to, regulatory changes, issues impacting the bitcoin network or the Ethereum and Ethereum Class networks, events involving entities that facilitate transactions in bitcoin or Ether, or changes in user preferences in favor of alternative cryptocurrencies. Furthermore, events that impact one cryptocurrency may lead to a decline in the value of other cryptocurrencies, including bitcoin and Ether.

Cryptocurrency exchanges and other trading venues on which cryptocurrencies trade are relatively new and, in most cases, largely unregulated. Therefore, cryptocurrency exchanges may be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. However, the digital asset trading platforms on which cryptocurrencies are traded, and which may serve as a pricing source that is used for the purposes of valuing the Fund’s investments, are or may become subject to enforcement actions by regulatory authorities, and such enforcement actions may have a material adverse impact on the Fund, its investments, and its ability to implement its investment strategies. Cryptocurrency exchanges may not have the same features as traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden price swings such as “flash crashes.” As a result, the prices of cryptocurrencies on exchanges may be subject to more volatility than traditional assets traded on regulated exchanges. Cryptocurrency exchanges are also subject to cyber security risks. Cryptocurrency exchanges have experienced cyber security breaches in the past and may be breached in the future, which could result in the theft and/or loss of bitcoin and other cryptocurrencies and impact the value of bitcoin. Furthermore, cyber security events, legal or regulatory actions, fraud, and technical glitches, may cause a cryptocurrency exchange to shut down temporarily or permanently, which may also affect the value of bitcoin.

The Fund’s investments in ETFs with exposure to bitcoin, Ether, or other cryptocurrencies (collectively, “cryptocurrency investment vehicles”), expose the Fund to all of the risks related to cryptocurrencies described above and also expose the Fund to risks related to cryptocurrency investment vehicles directly. Shares of cryptocurrency investment vehicles may trade at a significant premium or discount to NAV. To the extent a cryptocurrency investment vehicle trades at a discount to NAV, the value of the Fund’s investment in such cryptocurrency investment vehicle would typically decrease. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies, including bitcoin, are susceptible to theft, loss and destruction. If a cryptocurrency investment vehicle experiences theft, loss, or destruction of its bitcoin or Ether holdings, the Fund’s investments in such cryptocurrency investment vehicle could be harmed. Furthermore, because there is no guarantee that an active trading market for a cryptocurrency investment vehicle will exist at any time, the Fund’s investments in such vehicle may also be subject to liquidity risk, which can impair the value of the Fund’s investments in the cryptocurrency investment vehicle. Investors may experience losses if the value of the Fund’s investments in cryptocurrency investment vehicles declines.

Cryptocurrency Tax Risk. Many significant aspects of the U.S. federal income tax treatment of investments in bitcoin and Ether are uncertain and an investment in bitcoin, Ether, or other cryptocurrency may produce income that is not treated as qualifying income for purposes of the income test applicable to regulated investment companies, such as the Fund. See “Taxes” in the Fund’s Statement of Additional Information for more information.

Subsidiary Risk. By investing in the ARKF Subsidiary, the Fund is indirectly exposed to the risks associated with the ARKF Subsidiary’s investments. The ARKF Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the ARKF Subsidiary will be achieved.

Tax Risk. The Fund may seek to gain exposure to cryptocurrency through investments in the ARKF Subsidiary. Treasury regulations generally treat the Fund’s income inclusion with respect to the ARKF Subsidiary as qualifying income either if (A) there is a current distribution out of the earnings and profits of the ARKF Subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. The Fund intends to treat its income from the ARKF Subsidiary as qualifying income. No assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from the Fund’s investments in the ARKF Subsidiary was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a regulated investment company, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, fund shareholders. The Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the ARKF Subsidiary. If Cayman Islands law changes such that the ARKF Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. Please see the section entitled “Federal Income Tax Treatment of Investments in the Subsidiaries” below and the section entitled “Taxes” in the Statement of Additional Information for more information.

●	The Prospectus is revised to reflect that the following risks included in the "Additional Principal Risks Applicable to Specific Funds" section of the Prospectus are also applicable to ARKF:

o	Cryptocurrency Risk;
o	Cryptocurrency Tax Risk;
o	Subsidiary Risk; and
o	Tax Risk.

●	The Prospectus is revised to reflect that the disclosure included in the "Additional Risk Applicable to ARK Next Generation Internet ETF" is also applicable to ARKF.

●	The following is added to the end of the “Management of the Funds – Investment Adviser” section of the Prospectus:

For purposes of calculating the fees for ARKF, the net assets of ARKF include the value of ARKF’s interest in the ARKF Subsidiary. Pursuant to an advisory agreement between the Adviser and the ARKF Subsidiary (the “ARKF Subsidiary Investment Advisory Agreement”), the Adviser will not receive any fees for managing the ARKF Subsidiary’s assets.

The Adviser provides investment advisory services to the ARKF Subsidiary pursuant to the ARKF Subsidiary Investment Advisory Agreement. Under the ARKF Subsidiary Investment Advisory Agreement, the Adviser provides the ARKF Subsidiary with the same type of investment advisory services as are provided to ARKF. Pursuant to an agreement by and between the Adviser and 21Shares US LLC on behalf of the ARK 21Shares Bitcoin ETF (“ARKB”), the Adviser will receive a fee for its services as sub-adviser of ARKB and for providing assistance in the marketing of ARKB’s shares.

The Trust and the ARKF Subsidiary have entered into contracts for the provision of custody and audit services with service providers.

The ARKF Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Trust. As a result, the Adviser, in managing the ARKF Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of ARKF (although the ARKF Subsidiary may invest without limitation in commodity-related instruments) and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage and the timing and method of valuation of the ARKF Subsidiary’s portfolio investments and shares of the ARKF Subsidiary. Certain of these policies and restrictions are described in detail in the SAI.

●	The Statement of Additional Information is revised to reflect that the following risks included in the "Investment Policies and Risks" section of the Statement of Additional Information are also applicable to ARKF:

o	Investments in the Wholly-Owned Subsidiary;
o	Federal Income Tax Treatment of Investments in the Subsidiary; and
o	Risks Associated with the Tax Treatment of Cryptocurrency.

●	The following is added after the second paragraph of the “Management” section of the Statement of Additional Information:

ARKF may gain exposure to bitcoin and other cryptocurrency related investments by investing up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands. The ARKF Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the ARKF Subsidiary. The Adviser will not receive any fees for managing the ARKF Subsidiary’s assets. Pursuant to an agreement by and between the Adviser and ARK ETF Trust (the “Trust”) on behalf of ARKF, the Adviser will receive a fee for its services as Adviser to ARKF.

The Fund has entered into contracts for the provision of custody and audit services with service providers. The ARKF Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by ARKF. As a result, the Adviser, in managing the ARKF Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of ARKF and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage and the timing and method of valuation of the ARKF Subsidiary’s portfolio investments and shares of the ARKF Subsidiary.

Please retain this supplement for future reference.

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